EIGHTH AMENDMENT TO GRID NOTE
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     THIS AMENDMENT TO GRID NOTE executed this 3rd day of May, 2000, and effective as of the first day of May 2000, by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation, hereinafter called the "Maker", and FIRST HAWAIIAN BANK, a Hawaii corporation, hereinafter called the "Bank";

                                WITNESSETH THAT:
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     WHEREAS, the Bank has extended to the Maker that certain uncommitted line of credit facility in the principal amount not to exceed FORTY MILLION AND NO/100 DOLLARS ($40,000.000.00) which line of credit is evidenced by that certain Grid Note (the "Note") dated December 30, 1993, with a final maturity of said Note being November 30, 1994; and

     WHEREAS, the Maker and the Bank subsequently entered into that certain Amendment to Grid Note dated August 31, 1994, whereby the Note was increased to SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000.00), Section 4 of the Note, entitled "Limitation" was deleted in its entirety and replaced, and the Note
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was extended to November 30, 1995; and

     WHEREAS, the Maker and the Bank subsequently entered into that Second Amendment to Grid Note dated March 29, 1995, whereby the Note was decreased to FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), and Section 4 of the Note, entitled "Limitation" was deleted in its entirety and replaced; and
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     WHEREAS, the Maker and the Bank subsequently entered into that Third
Amendment to Grid Note dated November 17, 1995, whereby the Note was extended to November 30, 1996; and

     WHEREAS, the Maker and the Bank subsequently entered into that Fourth Amendment to Grid Note dated November 25, 1996, whereby the Note was extended to November 30, 1997; and

     WHEREAS, the Maker and the Bank subsequently entered into that Fifth Amendment to Grid Note dated November 28, 1997, whereby the Note was extended to November 30, 1998; and

     WHEREAS, the Maker and the Bank subsequently entered into that Sixth Amendment to Grid Note dated November 30, 1998, whereby the Note was extended to November 30, 1999; and

     WHEREAS, the Maker and the Bank subsequently entered into that Seventh Amendment to Grid Note dated November 23, 1999, whereby the Note was extended to November 30, 2000 and with the merger of A&B-Hawaii, Inc. into Alexander & Baldwin, Inc. with Alexander & Baldwin, Inc. being the surviving corporation, the obligations of A&B-Hawaii, Inc. under the Note were terminated with all references in the Note to the Maker to be deemed to be references to Alexander & Baldwin, Inc.; and

     WHEREAS, the Maker and the Bank desire to further amend the Note as hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Maker and the Bank agree as follows:

     1. In the first full paragraph of the Note, the Maximum Commitment shall be changed from $40,000,000.00 to $70,000,000.00. In the top left corner of the first page of the Note, the reference to $40,000,000.00 shall be deleted and replaced by $70,000,000.00. For the valued received, pursuant and subject to the terms of the Note, the Maker promises to pay to the order of the Bank the principal sum of SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00) (the "Maximum Commitment"), or so much thereof as may be advanced, with interest on the unpaid principal amount from time to time outstanding at the rates specified in the Note.

     2.   Section 4 of the Note, entitled "Limitation.", shall be deleted in
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          its entirety and replaced by the following:

          4.   Limitation.  Notwithstanding any contrary provision
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               hereunder, the unpaid principal balance outstanding under this
               Note shall not at any time be greater than an amount which, when added to the unpaid principal balance or balances owing under the $140,000,000.00 Second Amended and Restated Credit and Term Loan Agreement dated as of December 31, 1996, as amended from time to time, among the Maker, the Bank and banks that are parties thereto, exceeds the aggregate principal sum of $140,000,000.00.

     In all other respects, the Note, as amended, shall remain unmodified and in full force and effect, and the Maker hereby reaffirms all of its obligations under the Note, as previously amended, and as amended hereby. Without limiting the generality of the foregoing, the Maker hereby expressly acknowledges and agrees that, as of the date of this EIGHTH AMENDMENT TO GRID NOTE, the Maker has no offsets, claims or defenses whatsoever against the Bank or against any of the Maker's obligations under the Note, as previously amended, and as amended hereby.

     IN WITNESS WHEREOF, this Eighth Amendment to Grid Note is executed by the undersigned parties as of this 3rd day of May, 2000.


ALEXANDER & BALDWIN, INC.               FIRST HAWAIIAN BANK
a Hawaii Corporation                    a Hawaii Corporation

By: /s/ Thomas A. Wellman               By: /s/ Adolph F. Chang
    Its: Controller & Treasurer             Its: Vice President

By: /s/ John B. Kelley
    Its: Vice President